Exhibit 23(c)(iv)

                                        OPPENHEIMER INTERNATIONAL GROWTH FUND
                                      Class N Share Certificate (8-1/2" x 11")

          I. FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner)  [share certificate no.] XX-000000

                           (upper right box, CLASS N SHARES
                           below cert. no.)

                           (centered
                           below boxes)

                                        OPPENHEIMER INTERNATIONAL GROWTH FUND

                           A MASSACHUSETTS BUSINESS TRUST

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                                                          (box with number)
                                                          CUSIP _________

         (at left)             is the owner of

         (centered)        FULLY PAID CLASS N SHARES OF BENEFICIAL
                               INTEREST OF

                                    OPPENHEIMER INTERNATIONAL GROWTH FUND

          (hereinafter called the "Fund"), transferable only on the books of the Fund By the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.





          WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (at left of seal)       Dated:            (at right of seal)
                  (signature)                                 (signature)


         /s/ Brian W. Wixted                       /s/ Bridget A. Macaskill

         _______________________                    ________________________
         TREASURER                                      PRESIDENT


                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                          OPPENHEIMER INTERNATIONAL GROWTH FUND
                                                        SEAL
                                                        1986
                                            COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                                         Countersigned
                                                OPPENHEIMERFUNDS SERVICES
                                                [A DIVISION OF
                                                OPPENHEIMERFUNDS, INC.]
                                               Englewood (CO.) Transfer Agent


                                          By ____________________________
                                               Authorized Signature



II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)
                                                        (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                     (State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)





_________________________________________________________________
(Please print or type name and address of assignee)

______________________________________________________

________________________________________________

          Class N Shares of beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.









Dated: ______________________

                                     Signed: __________________________

                                            ______________________________
                                              (Both must sign if joint owners)

                                                     Signature(s)
 __________________________
                                         guaranteed        Name of Guarantor
                                         by:           _______________________
                                                        Signature of
                                                        Officer/Title

(text printed vertically          NOTICE: The signature(s) to this assignment
to right of above paragraph)      Must correspond with the name(s) as written
                                 upon the face of the  certificate  in every
                                  particular  any change without alteration or
                                 enlargement or whatever.
(text printed in box to left     Signatures must be guaranteed by a financial
of signature (s).           institution of the type described in the current
                                prospectus of the Fund.


PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle. It is invalid without this "four hands" watermark: logotype
___________________________________________________
        THIS SPACE MUST NOT BE COVERED IN ANY WAY











N1a/825/825certn